THIS AGREEMENT is made effective as of the 24th day of May, 2000

BETWEEN:

BIO-PRESERVE INTERNATIONAL CORPORATION

(hereinafter referred to as the "Company")

OF THE FIRST PART

AND:

PERFUSION SYSTEMS, INC., IAN MIDDLETON and ALEX VON KLEIST

(hereinafter together referred to as the "Agents" and each individually referred to as an "Agent")

OF THE SECOND PART

WHEREAS:

  The Company desires to appoint the Agents to act on behalf of the Company in connection with its proposed reorganization and the Agents have agreed to accept such appointment on the terms and conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each, the parties hereto agree as follows:

  APPOINTMENT AND AUTHORITY OF agents

    Appointment of Agents

    The Company hereby appoints the Agents to act on behalf of the Company as hereinafter set forth, and the Company hereby authorizes the Agents to exercise such powers as provided under this Agreement. The Agents accept such appointment on the terms and conditions herein set forth.

    Independent Contractor

  In performing their services hereunder, the Agents shall be independent contractors and not employees of the Company. Nothing in this Agreement shall be deemed to require the Agents to act exclusively for the Company and the Agents hereby acknowledge that the Company is not required and shall not be required to make any remittances and payments required of employers by statute on the Agents' behalf and the Agents shall not be entitled to the fringe benefits provided by the Company to its employees.

  Agents' AGREEMENTS

    General

    The scope of the Agents appointment shall include the following:

      negotiating with creditors of the Company;

      facilitating the raising of capital by the Company; and

      preparing and processing a form of securities registration statement in connection with the Company's reorganization;

    (the "Agents' Services")

    and in so providing such Agents' Services the Agents may engage advisors on behalf of the Company.

    Expense Statements

  The Agents shall on or before the 15th day of each calendar month during the term hereof, or if a Saturday, Sunday or holiday the next following business day, render to the Company an itemized statement and accounting for the previous calendar month, together with such supporting documents as and when the Company may reasonably require, of all expenses which the Company is obligated by this Agreement to reimburse.

  The Agents may incur expenses in the name of the Company related to the Agents' Services provided that any single expense in excess of US$1,000 may only be incurred with the prior approval of the Company. The Agents will immediately forward all invoices for expenses incurred on behalf of and in the name of the Company and the Company agrees to pay said invoices directly on a timely basis.

  Indemnity

    Indemnity by Company

  The Company hereby agrees to indemnify, defend and hold harmless the Agents, from and against any and all claims, demands, losses, actions, lawsuits and other proceedings, judgments and awards, and costs and expenses (including reasonable legal fees), arising directly or indirectly, in whole or in part, out of any matter related to any action taken by the Agents or any of them within the scope of their authority hereunder, excluding only such of the foregoing as arise from the fraudulent, gross negligence, reckless or wilful act or omission of the Agents or any of them, and the provisions of this Section 3.1 shall survive termination of this Agreement.

  DURATION, TERMINATION AND DEFAULT

    Effective Date

    This Agreement shall become effective as of the 24th day of May, 2000, and shall continue on indefinitely subject to termination as provided for herein.

    Termination

    This Agreement may be terminated by either party by giving the other 30 days written notice of such termination and the Agreement shall remain in full force and effect during said notice period.

    Duties Upon Termination

    Upon termination of this Agreement for any reason, the Agents shall, upon receipt of all sums due and owing, promptly deliver the following in accordance with the directions of the Company:

      a final accounting, reflecting the balance of expenses incurred on behalf of the Company as of the date of termination; and

      all documents pertaining to the Company or this Agreement, including but not limited to, all books of account, correspondence and contracts, provided that the Agents shall be entitled thereafter to inspect, examine and copy all of the documents which it delivers in accordance with this provision at all reasonable times upon three (3) days' notice to the Company.

  CONFIDENTIALITY

    Confidentiality

  The Agents shall not, except as authorized or required by their appointment, reveal or divulge to any person or companies any of the trade secrets, secret or confidential operations, processes or dealings or any information concerning the organization, business, finances, transactions or other affairs of the Company, which may come to their knowledge during the term of this Agreement and shall keep in complete secrecy all confidential information entrusted to them and shall not use or attempt to use any such information in any manner which may injure or cause loss, either directly or indirectly, to the Company's business or may be likely so to do. This restriction shall continue to apply after the termination of this Agreement without limit in point of time but shall cease to apply to information or knowledge which may come into the public domain.

  MISCELLANEOUS

    Waiver; Consents

    No consent, approval or waiver, express or implied, by either party hereto, to or of any breach of default by the other party in the performance by the other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a general waiver by such party of its rights under this Agreement, and the granting of any consent or approval in any one instance by or on behalf of the Company shall not be construed to waiver or limit the need for such consent in any other or subsequent instance.

    Governing Law

    This Agreement and all matters arising thereunder shall be governed by the laws of the State of Washington.

    Successors, etc.

    This Agreement shall enure to the benefit of and be binding upon each of the parties hereto and their respective heirs, successors and permitted assigns.

    Assignment

    This Agreement may not be assigned by any party except with the written consent of the other party hereto.

    Entire Agreement and Modification

    This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof. To be effective any modification of this Agreement must be in writing and signed by the party to be charged thereby.

    Headings

    The headings of the Sections and Articles of this Agreement are inserted for convenience of reference only and shall not in any manner affect the construction or meaning of anything herein contained or govern the rights or liabilities of the parties hereto.

    Notices

    All notices, requests and communications required or permitted hereunder shall be in writing and shall be sufficiently given and deemed to have been received upon personal delivery or, if mailed, upon the first to occur of actual receipt or forty-eight (48) hours after being placed in the mail, postage prepaid, registered or certified mail, return receipt requested, respectively addressed to the Company or the Agents as follows:

    The Company:

    Bio-Preserve International Corporation
    2897 - 152nd Avenue, N.E.
    Redmond, Washington 98052

    Attention: Fereydoon Sadri

    The Agents:

    c/o Perfusion Systems, Inc.
    1103 - 805 West Broadway
    Vancouver, B.C., Canada
    V5Z 1K1

    Attention: Ian Middleton

    or such other address as may be specified in writing to the other party, but notice of a change of address shall be effective only upon the actual receipt.

    Time of the Essence

    Time is of the essence of this Agreement.

    Further Assurances

    The parties hereto agree from time to time after the execution hereof to make, do, execute or cause or permit to be made, done or executed all such further and other lawful acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

    Counterparts

This Agreement may be executed in several counter-parts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

BIO-PRESERVE INTERNATIONAL CORPORATION

/s/ Fereydoon Sadri
Per:
Authorized Signatory

PERFUSION SYSTEMS, INC.

/s/ signed
Per:
Authorized Signatory

/s/ Ian Middleton

IAN MIDDLETON

/s/ Alex von Kleist

ALEX VON KLEIST